UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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☒	Soliciting Material Under Rule 14a-12

BED BATH & BEYOND INC.
(Name of Registrant as Specified in Its Charter)

LEGION PARTNERS HOLDINGS, LLC

LEGION PARTNERS, L.P. I

LEGION PARTNERS, L.P. II

LEGION PARTNERS SPECIAL OPPORTUNITIES, L.P. XII

LEGION PARTNERS, LLC

LEGION PARTNERS ASSET MANAGEMENT, LLC

MACELLUM ADVISORS GP, LLC

MACELLUM HOME FUND, LP

MACELLUM MANAGEMENT, LP

ANCORA CATALYST INSTITUTIONAL, LP

ANCORA CATALYST, LP

MERLIN PARTNERS INSTITUTIONAL, LP

ANCORA MERLIN, LP

ANCORA SPECIAL OPPORTUNITY FUND

ANCORA/THELEN SMALL-MID CAP FUND

ANCORA ADVISORS, LLC

CHRISTOPHER S. KIPER

RAYMOND T. WHITE

JONATHAN DUSKIN

FREDERICK DISANTO

VICTOR HERRERO AMIGO

THERESA R. BACKES

JOSEPH BOEHM

DAVID A. DUPLANTIS

JOHN E. FLEMING

SUE ELLEN GOVE

JANET E. GROVE

JEFFREY A. KIRWAN

JEREMY I. LIEBOWITZ

JON LUKOMNIK

CYNTHIA S. MURRAY

MARTINE M. REARDON

HUGH R. ROVIT

JOSHUA E. SCHECHTER

ALEXANDER W. SMITH

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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Legion Partners Holdings, LLC, Macellum Advisors GP, LLC and Ancora Advisors, LLC, together with the other participants named herein (collectively, the “Participants”), intend to file a preliminary proxy statement and an accompanying WHITE proxy card with the Securities and Exchange Commission to be used to solicit proxies for the election of their slate of director nominees at the 2019 annual meeting of shareholders of Bed Bath & Beyond Inc., a New York corporation (the “Company”).

Item 1: On April 9, 2019, the Participants issued the following press release:

INVESTOR GROUP CALLS FOR INCREASED TRANSPARENCY AT BED BATH & BEYOND AT Q4 EARNINGS CALL

NEW YORK – 4/9/2019 – Legion Partners Holdings, LLC (“Legion Partners Holdings” together with its affiliates, “Legion Partners”), Macellum Advisors GP, LLC (together with its affiliates, “Macellum”), and Ancora Advisors, LLC (together with its affiliates, “Ancora” and, together with Legion Partners and Macellum, “the Investor Group”) today publicly called on the Board of Directors (the “Board”) and management team of Bed Bath & Beyond Inc. (NASDAQ: BBBY) (“Bed Bath” or the “Company”) to increase its level of disclosure and transparency when it reports fourth quarter results on April 10, 2019.

The Investor Group believes that Bed Bath has long exhibited substandard disclosures that are far below the level provided by its public peers. Shareholders deserve better – which is why Legion Partners Holdings has nominated sixteen highly-qualified, independent candidates to the Board at the 2019 Annual Meeting of Shareholders. The Investor Group today issued a series of questions that should be answered by Bed Bath.

Ten Questions for Bed Bath Management - Shareholders Deserve to Know:

1.	What are the same-store sales, revenues, online sales, gross margins, operating margins, capital expenditures, depreciation, assets and square footage broken out by each of the larger business concepts (Bed Bath & Beyond, Cost Plus World Markets, buybuy BABY, Christmas Tree Shops, andThat! and Harmon)?

2.	What are the key drivers impacting same-store sales over the last one and three-year periods, including: traffic, conversion, units per transaction and average unit retail (“AUR”)?

3.	What is the current coupon attachment rate and how has coupon value and attachment rate trended over time? On a related point, what percentage of sales are associated with the Beyond+ loyalty program and how has this trended over the last three years?

4.	Please quantify the 500-basis point deterioration in gross margin since 2013. How much is attributable to mix shift, promotional activity, lower AUR, increased clearance and changes in initial mark-up (“IMU”)?

5.	Please provide a detailed breakdown of historical capital expenditures annually for the last five years between new stores, remodels, distribution centers and technology/IT investments. In addition, what are the estimates of cash-on-cash returns and payback periods for new store investments by each concept?

6.	What are the major categories of spending comprising SG&A and provide a detailed view of how this expense line has increased by 27% since fiscal year-end 2013? What are the increases in the non-advertising buckets including number of employees, increased wages and expenditures on consultants? What is the dollar breakdown between the field offices versus the headquarters? As for advertising, please help shareholders understand where the additional spending was allocated.

7.	Given the announcement on the third quarter call that a third party was reviewing leases, please quantify your initial estimate of how much opportunity exists in rent savings. To the extent there are store closures, how much savings will that generate?

8.	Does current management have a new store format that has experienced a trend change greater than that of the chain? If so, what is the time table to roll out the new format and what is the expense?

9.	On both direct sourcing and private label, what percentage of the assortment does management expect will be derived from each and what gross margin gains will be generated from these initiatives?

10.	What specific performance can the management point to that explains why they are “ahead of plan”?

Investors and analysts have been asking many of these questions for years and received little in the way of actual answers. The Investor Group believes this lack of transparency when combined with the gravity of corporate governance issues and rapid deterioration in operational performance necessitates complete and immediate change in the composition of the Board. The slate Legion Partners Holdings has nominated for election to the Board of Bed Bath are highly qualified individuals who, unlike the incumbent Board, will commit to enhanced disclosures and transparency for all shareholders.

About Legion Partners

Legion Partners is a long-term-oriented activist fund focused on producing superior risk-adjusted returns for clients. Legion Partners’ investment strategy is concentrated on North American small cap equities, utilizing deep fundamental research and long-term shareholder engagement to drive superior performance over time.

About Macellum

Macellum has substantial experience investing in consumer and retail companies and assisting such companies in improving their long-term financial and stock price performance. Macellum’s historical investments include: Collective Brands, GIII Apparel Group, Hot Topic, Charming Shoppes and Warnaco, among other companies. Macellum prefers to constructively engage with management to improve its governance and performance for the benefit of all stockholders, as it did with Perry Ellis. However, when management is entrenched, Macellum has run successful proxy contests to effectuate meaningful change, including at The Children’s Place, Christopher & Banks and most recently at Citi Trends.

About Ancora Advisors

Ancora Holdings, Inc. is an employee owned, Cleveland, Ohio based holding company which wholly owns three separate and distinct SEC Registered Investment Advisers, Ancora Advisors, Inc., Ancora Family Wealth Advisors, LLC and Ancora Retirement Plan Advisors, Inc. and Inverness Securities LLC, a broker dealer. Ancora Advisors, LLC specializes in customized portfolio management for individual investors, high net worth investors, investment companies (mutual funds), pooled investments (hedge funds/investment limited partnerships), and institutions such as pension/profit sharing plans, corporations, charitable & “Not-for Profit” organizations, and unions. Ancora Family Wealth Advisors, LLC is a leading, regional investment and wealth advisor managing assets on behalf families and high net-worth individuals. Ancora Retirement Plan Advisors, Inc. specializes in providing non-discretionary investment guidance for small and midsize employer sponsored retirement plans.

CERTAIN INFORMATION CONCERNING PARTICIPANTS

Legion Partners Holdings, LLC, a Delaware limited liability company (“Legion Partners Holdings”), Macellum Advisors GP, LLC, a Delaware limited liability company (“Macellum GP”), and Ancora Advisors, LLC, a Delaware limited liability company (“Ancora Advisors”) together with the participants named herein, intend to file a preliminary proxy statement and accompanying WHITE proxy card with the Securities and Exchange Commission (“SEC”) to be used to solicit votes for the election of their slate of sixteen highly qualified director nominees at the 2019 annual meeting of shareholders of Bed Bath & Beyond Inc., a New York corporation (the “Company”).

LEGION PARTNERS HOLDINGS, MACELLUM GP, AND ANCORA ADVISORS STRONGLY ADVISE ALL SHAREHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT http://www.sec.gov. IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION

WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST.

The participants in the proxy solicitation are Legion Partners Holdings, Legion Partners, L.P. I, a Delaware limited partnership (“Legion Partners I”), Legion Partners, L.P. II, a Delaware limited partnership (“Legion Partners II”), Legion Partners Special Opportunities, L.P. XII, a Delaware limited partnership (“Legion Partners Special XII”), Legion Partners, LLC, a Delaware limited liability company (“Legion LLC”), Legion Partners Asset Management, LLC, a Delaware limited liability company (“Legion Partners Asset Management”), Christopher S. Kiper, Raymond T. White, Macellum GP, Macellum Home Fund, LP, a Delaware limited partnership (“Macellum Home”), Macellum Management, LP, a Delaware limited partnership (“Macellum Management”), Jonathan Duskin, Ancora Catalyst Institutional, LP, a Delaware limited partnership (“Ancora Catalyst Institutional”), Ancora Catalyst, LP, a Delaware limited partnership (“Ancora Catalyst”), Merlin Partners Institutional, LP, a Delaware limited partnership (“Merlin Institutional”), Ancora Merlin, LP, a Delaware limited partnership (“Ancora Merlin”), Ancora Special Opportunity Fund, a Delaware limited partnership (“Ancora Special Opportunity”), Ancora/Thelen Small-Mid Cap Fund, a Delaware limited partnership (“Ancora/Thelen”), Ancora Advisors, LLC, a Nevada limited liability company (“Ancora Advisors”), Frederick DiSanto, Victor Herrero Amigo, Theresa R. Backes, Joseph Boehm, David A. Duplantis, John E. Fleming, Sue Ellen Gove, Janet E. Grove, Jeffrey A. Kirwan, Jeremy I. Liebowitz, Jon Lukomnik, Cynthia S. Murray, Martine M. Reardon, Hugh R. Rovit, Joshua E. Schechter and Alexander W. Smith.

As of the date of this press release, Legion Partners I directly beneficially owns 3,452,124 shares of Common Stock, including 898,000 shares underlying long call options, Legion Partners II directly beneficially owns 199,952 shares of Common Stock, including 52,000 shares underlying long call options, Legion Partners Special XII directly beneficially owns 982,000 shares of Common Stock, including 200,000 shares underlying long call options, and Legion Partners Holdings directly beneficially owns 200 shares of common stock of the Company (“Common Stock”) in record name and as the sole member of Legion Partners Asset Management and sole member of Legion LLC, Legion Partners Holdings may also be deemed to beneficially own the 3,452,124 shares of Common Stock beneficially owned directly by Legion Partners I, including 898,000 shares underlying long call options, 199,952 shares of Common Stock beneficially owned directly by Legion Partners II, including 52,000 shares underlying long call options, and 982,000 shares of Common Stock beneficially owned directly by Legion Partners Special XII, including 200,000 shares underlying long call options. As the general partner of each of Legion Partners I, Legion Partners II and Legion Partners Special XII, Legion LLC may be deemed to beneficially own the 3,452,124 shares of Common Stock beneficially owned directly by Legion Partners I, including 898,000 shares underlying long call options, 199,952 shares of Common Stock beneficially owned directly by Legion Partners II, including 52,000 shares underlying long call options, and 982,000 shares of Common Stock beneficially owned directly by Legion Partners Special XII, including 200,000 shares underlying long call options. As the investment advisor of each of Legion Partners I, Legion Partners II and Legion Partners Special XII, Legion Partners Asset Management may be deemed to beneficially own the 3,452,124 shares of Common Stock beneficially owned directly by Legion Partners I, including 898,000 shares underlying long call options, 199,952 shares of Common Stock beneficially owned directly by Legion Partners II, including 52,000 shares underlying long call options, and 982,000 shares of Common Stock beneficially owned directly by Legion Partners Special XII, including 200,000 shares underlying long call options. As a managing director of Legion Partners Asset Management and managing member of Legion Partners Holdings, Mr. Kiper may be deemed to beneficially own the 3,452,124 shares of Common Stock beneficially owned directly by Legion Partners I, including 898,000 shares underlying long call options, 199,952 shares of Common Stock beneficially owned directly by Legion Partners II, including 52,000 shares underlying long call options, 982,000 shares of Common Stock beneficially owned directly by Legion Partners Special XII, including 200,000 shares underlying long call options and 200 shares of Common Stock beneficially owned directly by Legion Partners Holdings. As a managing director of Legion Partners Asset Management and managing member of Legion Partners Holdings, Mr. White may be deemed to beneficially own the 3,452,124 shares of Common Stock beneficially owned directly by Legion Partners I, including 898,000 shares underlying long call options, 199,952 shares of Common Stock beneficially owned directly by Legion Partners II, including 52,000 shares underlying long call options, 982,000 shares of Common Stock beneficially owned directly by Legion Partners Special XII, including 200,000 shares underlying long call options and 200 shares of Common Stock beneficially owned directly by Legion Partners Holdings. Macellum Home directly beneficially owns 446,415 shares of Common Stock, including 89,500 shares underlying long call options. As the investment manager of Macellum Home, Macellum Management may be deemed to beneficially own the 446,415 shares of Common Stock beneficially owned directly by Macellum Home, including 89,500 shares underlying long call options. As the general partner of Macellum Home, Macellum GP may be deemed to beneficially own the 446,415 shares of Common Stock beneficially owned directly by Macellum Home, including 89,500 shares underlying long call options. As the sole member of Macellum GP, Mr. Duskin may be deemed to beneficially own the 446,415 shares of Common Stock beneficially owned directly by Macellum Home, including 89,500 shares underlying long call options. Ancora Catalyst Institutional directly beneficially owns 244,195 shares of Common Stock, including 83,700 shares underlying long call options, Ancora Catalyst directly beneficially owns 18,380 shares of Common Stock, including 6,300 shares underlying long call options, Merlin Institutional directly beneficially owns 235,455 shares of Common Stock, including 81,000 shares underlying long call options, Ancora Merlin directly beneficially owns 27,121 shares of Common Stock, including 9,000 shares underlying long call options, Ancora Special Opportunity directly beneficially owns 20,000 shares of Common Stock and Ancora/Thelen directly beneficially owns 96,780 shares of Common Stock. As the investment advisor to each of Ancora Catalyst Institutional, Ancora Catalyst, Merlin Institutional, Ancora Merlin, Ancora Special Opportunity, Ancora/Thelen and certain separately managed accounts, including accounts held by owners and employees of Ancora Advisors of which Ancora Advisors has sole voting and dispositive power over (collectively, the “SMAs”), Ancora Advisors may be deemed to beneficially own the 244,195 shares of Common Stock beneficially owned directly by Ancora Catalyst Institutional, including 83,700 shares underlying long call options, 18,380 shares of Common Stock beneficially owned directly by Ancora Catalyst, including 6,300 shares underlying long call options, 235,455 shares of Common Stock beneficially owned directly by Merlin Institutional, including 81,000 shares underlying long call options, 27,121 shares of Common Stock beneficially owned directly by Ancora Merlin, including 9,000 shares underlying long call options, 20,000 shares of Common Stock beneficially owned directly by Ancora Special Opportunity, 96,780 shares of Common Stock beneficially owned directly by Ancora/Thelen and 1,184,127 shares of Common Stock held in the SMAs. As the Chairman and Chief Executive Officer of Ancora Advisors, Mr. DiSanto may be deemed to beneficially own the 244,195 shares of Common Stock beneficially owned directly by Ancora Catalyst Institutional, including 83,700 shares underlying long call options, 18,380 shares of Common Stock beneficially owned directly by Ancora Catalyst, including 6,300 shares underlying long call options, 235,455 shares of Common Stock beneficially owned directly by Merlin Institutional, including 81,000 shares underlying long call options, 27,121 shares of Common Stock beneficially owned directly by Ancora Merlin, including 9,000 shares underlying long call options, 20,000 shares of Common Stock beneficially owned directly by Ancora Special Opportunity, 96,780 shares of Common Stock beneficially owned directly by Ancora/Thelen and 1,184,127 shares of Common Stock held in the SMAs. As of the date hereof, John E. Fleming directly beneficially owns 5,000 shares of Common Stock. As of the date hereof, none of Frederick DiSanto, Victor Herrero Amigo, Theresa R. Backes, Joseph Boehm, David A. Duplantis, Sue Ellen Gove, Janet E. Grove, Jeffrey A. Kirwan, Jeremy I. Liebowitz, Jon Lukomnik, Cynthia S. Murray, Martine M. Reardon, Hugh R. Rovit, Joshua E. Schechter or Alexander W. Smith own beneficially or of record any securities of the Company.

Media contact:

Sloane & Company

Dan Zacchei / Joe Germani

212.486.9500

dzacchei@sloanepr.com / jgermani@sloanepr.com

Investor contact:

John Ferguson / Joe Mills

Saratoga Proxy Consulting LLC

(212) 257-1311

info@saratogaproxy.com

Source:

Legion Partners Holdings, LLC, Macellum Advisors GP, LLC and Ancora Advisors, LLC